SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2004

ULTRA CLEAN HOLDINGS, INC.

(Exact Name of Registrant
as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-50646 (Commission File Number)	61-1430858 (IRS Employer Identification No.)

150 INDEPENDENCE DRIVE, MENLO PARK, CALIFORNIA (Address of Principal Executive Offices)	94025 (Zip Code)

(650) 323-4100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the press release dated March 24, 2004, relating to the pricing of the initial public offering of shares of the Company’s Common Stock, par value $0.001 per share, pursuant to the Company’s Registration Statement on Form S-1 (File No. 333-111904).

Item 7. Exhibits.

     99.1 Press Release dated March 24, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultra Clean Holdings, Inc.
Date: March 24, 2004	By:	/s/ Clarence L. Granger
		Name:	Clarence L. Granger
		Title:	Chief Executive Officer

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EXHIBIT INDEX

99.1	Press Release dated March 24, 2004

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